SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  June 27, 1996

                                FAC REALTY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-11998                 56-1819372
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)          Identification No.)


230 North Equity Drive, Smithfield, NC                        27577
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code: (919) 934-9446

                         Factory Stores of America, Inc.
          (Former name or former address, if changed since last report)

Item 5.       Other Events.

         At the June 27, 1996 Annual Meeting of Stockholders of Factory Stores of America, Inc. (the "Company") the requisite number of shares of Common Stock of the Company were voted in favor of each of the proposals presented for stockholder approval. Specifically, the stockholders (i) elected seven directors to serve until the Company's 1997 Annual Meeting; (ii) amended the Company's 1993 Employee Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder, (iii) amended the Company's Second Restated Certificate of Incorporation (the "Charter") to authorize preferred stock and approved the issuance of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the issuance of Common Stock upon conversion of the Series A Preferred Stock, and (iv) amended the Charter to change the Company's corporate name to "FAC Realty, Inc."

         The Note Purchase Agreement requiring submission to the Company's stockholders of the authorization of preferred stock and approval of the issuance of the Series A Preferred Stock and the underlying Common Stock was previously reported in, and filed as an exhibit to, the Company's report on Form 8-K filed on April 17, 1996.

         Articles of amendment of the Charter (the "Charter Amendment") relating to the name change and the authorization of preferred stock was filed with the Secretary of State of Delaware on July 1, 1996. The Certificate of Designation, Preferences and Rights (the "Certificate of Designation") relating to the Series A Preferred Stock was filed with the Secretary of State of Delaware on July 1, 1996. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference. A copy of the Certificate of Designation is attached hereto as Exhibit 3.2 and is incorporated by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

         (c)  Exhibits.

         3.1 Articles of Amendment of Factory Stores of America, Inc., dated July 1, 1996.

         3.2 Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock of FAC Realty, Inc., dated July 1, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FAC Realty, Inc.

         Date: July 1, 1996               /s/C. Cammack Morton
                                          --------------------
                                          Cammack Morton
                                          President and Chief Operating Officer

                                INDEX TO EXHIBITS

Exhibit Number        Document Description

         3.1 Articles of Amendment of Factory Stores of America, Inc., dated July 1, 1996

         3.2 Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock of FAC Realty, Inc., dated July 1, 1996

                                   EXHIBIT 3.1


                              ARTICLES OF AMENDMENT
                                       OF
                         FACTORY STORES OF AMERICA, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware

         Factory  Stores  of  America,   Inc.,  a  Delaware   corporation   (the
"Corporation"), with its principal office located at 230 North Equity Drive, Smithfield, North Carolina, hereby certifies as follows:

     I. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on March 31, 1993. The Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on April 29, 1993. The Second Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 21, 1993.

    II. These Articles of Amendment amend the Second Restated Certificate of Incorporation, as heretofore in effect, to (i) change the name of the Corporation, and (i) incorporate certain provisions authorizing the Board of Directors to classify or reclassify any unissued shares of the Corporation's capital stock. The Board of Directors duly approved these Articles of Amendment at a meeting held pursuant to Section 141(b) of the General Corporation Law of the State of Delaware (the "Delaware Corporation Law") on March 13, 1996, and submitted the proposed Articles of Amendment to the stockholders of the Corporation for approval pursuant to Section 242 of the General Corporation Law. The stockholders of the Corporation duly approved and adopted the Articles of Amendment by a majority vote at the annual meeting of the stockholders in accordance with Sections 222 and 211 of the General Corporation Law.

   III. The Corporation hereby amends its Second Restated Certificate of Incorporation as follows:

         FIRST: The FIRST paragraph of the Second Restated Certificate of Incorporation of the Corporation contained in the Second Restated Certificate of Incorporation accepted for record by the Secretary of State of the State of Delaware on May 21, 1993 (the "Second Restated Certificate") is hereby amended and restated in its entirety as follows:

                  FIRST:  The name of the Corporation is FAC Realty, Inc.

         SECOND: The first paragraph of the FOURTH paragraph of the Second Restated Certificate is hereby amended and restated in its entirety as follows:

                  FOURTH: The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is Seventy-Five Million (75,000,000) shares. Forty-Five Million (45,000,000) of such shares are initially classified as Common Stock, $0.01 par value per share (the "Common Stock"), Five Million (5,000,000) of such shares are initially classified as Preferred Stock, $25.00 par value per share (the "Preferred Stock") and Twenty-Five Million (25,000,000) of such shares are initially classified as Excess Stock, $0.01 par value per share (the "Excess Stock"). The Board of Directors is expressly authorized to classify or reclassify by resolution or resolutions duly adopted by the Board of Directors any unissued shares of capital stock of the Corporation into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide, classify and reclassify shares of any class into one or more series of such class, by determining, fixing or altering in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, par value, qualifications or other terms or conditions of redemption of shares of any such class or series, as the case may be.

         THIRD: Certain definitions set forth in subparagraph 4(a) of paragraph A of the FOURTH paragraph of the Second Restated Certificate are amended as follows:

                  "Beneficial Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

                  "Constructive Ownership" shall mean ownership of shares of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or constructively through the application of
Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner" "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

                  "Ownership Limit" initially shall mean 9.8% of the outstanding shares of stock of the Corporation.

                  "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the record holder of the Equity Stock if such Transfer had been valid under subparagraph A(4)(b) of this Article FOURTH.

                  "Related Party Limit" shall mean 9.8% of the outstanding shares of stock of the Corporation.

                  "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including, without limitation (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

Except as expressly amended hereby or pursuant to these Articles of Amendment, the definitions set forth in subparagraph 4(a) of paragraph A of the FOURTH paragraph of the Second Restated Certificate shall remain in full force and effect in accordance with its terms, and are hereby ratified and confirmed.

         FOURTH: The following definitions are hereby added to subparagraph 4(a) of paragraph A of the FOURTH paragraph of the Second Restated Certificate:

                  "Capital Stock" shall mean stock that is Common Stock, Excess Stock or preferred stock of the Corporation.

                  "Equity Stock" shall mean stock that is either Common Stock or preferred stock of the Corporation.

         FIFTH: Each reference to "Common Stock" in subparagraphs 4(b), 4(c), 4(f), 4(i), 4(k) and 4(l) of paragraph A of the FOURTH paragraph of the Second Restated Certificate is hereby amended to delete each such reference and substitute therein a reference to "Equity Stock".

         SIXTH: Subparagraph 5 of the FOURTH paragraph of the Second Restated Certificate of Incorporation of the Corporation contained in the Second Restated Certificate of Incorporation accepted for record by the Secretary of State of the State of Delaware on May 21, 1993 (the "Second Restated Certificate") is hereby amended and restated in its entirety as follows:

         (5) Legend. Each certificate for Equity Stock shall bear the following legend:

                  "The  shares  of  [___________]   Stock  represented  by  this
         certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Corporation's Second Restated Certificate of Incorporation, no Person may Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the outstanding shares of Equity Stock of the Corporation unless such Person is an Existing Holder and no Person (other than an Existing Holder who Constructively Owns in excess of 9.8% of the Equity Stock immediately following the consummation of the Initial Public Offering) may Constructively Own shares of Equity Stock in excess of 9.8% of the outstanding shares of Equity Stock of the Corporation. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings defined in the Corporation's Second Restated Certificate of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the shares of [___________] Stock represented hereby will be automatically converted into shares of Excess Stock which will be held in trust by the Corporation."

         SEVENTH: A new paragraph C is hereby added to the FOURTH paragraph of the Second Restated Certificate as follows:

              C. Other Stock. The power of the Board of Directors to classify or reclassify any shares of stock shall include, without limitation, subject to the provisions of this Certificate, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

                  (1) The  distinctive  designation  of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized stock and be subject to classification and reclassification as provided in this subparagraph.

                  (2) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

                  (3) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms and conditions of such voting rights.

                  (4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors (or any committee of the Board or officer of the Corporation to whom such duty may be delegated by the Board) shall determine.

                  (5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemptions, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                  (6) The  rights of the  holders  of  shares  of such  class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

                  (7) Whether or not there shall be any limitations  applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of , or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

                  (8) Any other  preferences,  rights,  restrictions,  including restrictions transferability, and qualifications of shares of such class or series, not inconsistent with law and this Certificate.

         EIGHTH: Except as expressly amended hereby or pursuant to these Articles of Amendment, the Second Restated Certificate shall remain in full force and effect in accordance with its terms, and is hereby in all respects ratified and confirmed.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on this ___ day of ________, 1996.


ATTEST: FACTORY STORES OF AMERICA, INC.



By:                                        By:
Assistant Secretary                        C. Cammack Morton, President

                                   EXHIBIT 3.2

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                     OF THE

                      SERIES A CONVERTIBLE PREFERRED STOCK

                          (Par Value $25.00 Per Share)

                                       of

                                FAC REALTY, INC.

             ---------------------------------------------------

                         Pursuant to Section 151 of the
              General Corporation Law of the State of Delaware

             ---------------------------------------------------


         FAC Realty, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), does hereby certify that, pursuant to authority conferred on its Board of Directors by the certificate of incorporation, as amended, of the Corporation, and pursuant to the provisions of section 151 of Title 8 of the Delaware Code of 1953, as amended, the Board of Directors, adopted the following resolution providing for the reclassification, designation and issuance of a series of the Corporation's Series A Convertible Preferred Stock, par value $25.00 per share, consisting of 1,000,000 shares of Series A Convertible Preferred Stock.

         "RESOLVED, that pursuant to the authority vested in this Board of Directors in accordance with the provisions of ARTICLE FOURTH of the Second Restated Certificate of Incorporation, as amended, of the Corporation, the Board of Directors has duly reclassified 1,000,000 shares of Preferred Stock of the Corporation, into 1,000,000 shares of a class designated as Series A Convertible Preferred Stock. The reclassification increases the number of shares classified as Series A Convertible Preferred Stock from no shares immediately prior to the reclassification to 1,000,000 shares immediately after the reclassification. The reclassification decreases the number of shares classified as Preferred Stock from 5,000,000 shares immediately prior to the reclassification to 4,000,000 immediately after the reclassification. A series of Preferred Stock of the Corporation known as Series A Convertible Preferred Stock be, and it hereby is, created, classified, authorized and the issuance thereof provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as set forth in the form appended hereto."

1. Designation and Amount. The shares of this series of Preferred Stock shall be designated as "Series A Convertible Preferred Stock," and the number of shares constituting such series shall be 1,000,000, with a par value of $25.00 per share. The relative rights, preferences, restrictions and other matters relating to the Series A Preferred Stock are contained in this Certificate of Designation.

2. Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings:

         (a) "Aggregate Consideration Receivable" by the Corporation in connection with the issuance of any shares of Common Stock (or any rights, warrants, options or convertible or exercisable securities entitling the holders thereof to subscribe for or purchase any shares of Common Stock or any stock appreciation rights entitling the holders thereof to any interest in an increase in value, however measured, of shares of Common Stock) means the sum of:

                  (i) the aggregate consideration paid to the Corporation for such shares, rights, warrants, options or convertible or exercisable securities and

                  (ii) the aggregate consideration or premiums stated in such rights, warrants, options or convertible or exercisable securities to be payable for the shares of Common Stock covered thereby, calculated in each case in accordance with section 8(d)(vi) hereof. In case all or any portion of the consideration to be received by the Corporation may be paid in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors or such committee.

         (b) "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

         (c) "Capital Stock" means any and all shares, rights to purchase, warrants, options, convertible securities, participations in or other equivalents of or interests (other than security interests) in (however designated and whether voting or nonvoting) capital stock of any corporation.

         (d) "Certificate of Designation" means this Certificate of Designation, Preferences and Rights establishing the Series A Preferred Stock pursuant to section 151 of the General Corporation Law of the State of Delaware, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

         (e) "Common Stock" means the Common Stock, par value $0.01 per share, of the Corporation and, in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Corporation with or into another Person, such consideration to which a holder of a share of Common Stock would have been entitled upon the occurrence of such event.

         (f)       "Conversion Date" has the meaning set forth in section 8(b)
                    hereof.

         (g)       "Conversion Notice" has the meaning set forth in section 8(b)
                    hereof.

         (h)       "Conversion Price" has the meaning set forth in section 8(a)
                    hereof.

         (i)       "Corporation" means Factory Stores of America, Inc., a
                    Delaware corporation.

         (j) "Effective Purchase Price per Share" at which the Corporation issues any shares of Common Stock (or any rights, warrants, options or convertible or exercisable securities entitling the holders thereof to subscribe for or purchase any shares of Common Stock or any stock appreciation rights entitling the holders thereof to any interest in an increase in value, however measured, of shares of Common Stock) shall mean an amount equal to the ratio of:

                  (i) the Aggregate Consideration Receivable by the Corporation in connection with the issuance of such shares of Common Stock (or any such rights, warrants, options, convertible or exercisable securities or stock appreciation rights) to

                  (ii) the number of shares of Common Stock so issued (or issuable upon the exercise or conversion of such rights, warrants, options or convertible or exercisable securities or the Common Stock equivalent, as nearly as it may be calculated, of such stock appreciation rights).

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (l) "Excluded Transaction" means the issuance of any shares of Capital Stock of the Corporation to employees or directors of the Corporation under an employee benefit plan or arrangement adopted by the Corporation; provided, however, in no event shall the aggregate of such issuances exceed 10% of the issued and outstanding shares of Capital Stock of the Corporation on the date prior to the date of this Certificate of Designation (calculated on a fully-diluted basis).

         (m) "Fair Market Value" of Common Stock means, as of any date, the average of the closing prices of Common Stock for the 30 consecutive Trading Days next preceding the date prior to the date in question. The closing price for each day shall be the last sale price, or the closing bid price if no sale occurred, of Common Stock on the New York Stock Exchange.

         (n) "Holder" of a share of Series A Preferred Stock means the Person in whose name shares of Series A Preferred Stock are registered on the books of the Corporation.

         (o) "Junior Stock" means Capital Stock of the Corporation now or hereafter authorized, issued or outstanding that is not Parity Stock or Senior Stock.

         (p) "Liquidation Preference" means, with respect to each share of Series A Preferred Stock, an amount equal to $25.00.

         (q) "Notice of Issuance Date" means the date on which the Corporation gives the Holders of Series A Preferred Stock written notice of its intention to issue any class or series of Parity Stock pursuant to section 8(h)(i)(D).

         (r) "Parity Stock" means Capital Stock of the Corporation now or hereafter authorized, issued or outstanding ranking on a parity with the Series A Preferred Stock as to rights upon liquidation, winding up or dissolution of the Corporation.

         (s) "Person" means an individual, a corporation, a partnership, a joint venture, an association. a joint-stock company, a trust a business trust, a government or any agency or any political subdivision, any unincorporated organization, or any other entity.

         (t)      "Second  Restated  Certificate  of  Incorporation"  means  the
                  Second Restated Certificate of Incorporation of the Corporation as the same may be amended or restated from time to time.

         (u) "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Corporation, $25.00 par value per share, established pursuant to this Certificate of Designation.

         (v) "Senior Stock" means Capital Stock of the Corporation now or hereafter authorized, issued or outstanding ranking senior to the Series A Preferred Stock as to rights upon liquidation, winding up or dissolution of the Corporation.

         (w) "Trading Day" means any day on which the New York Stock Exchange is open for business.

3. Rank. As to rights upon liquidation, winding up or dissolution of the Corporation, the Series A Preferred Stock shall rank senior and prior to the Common Stock and to Junior Stock, on a parity with the Parity Stock and junior to any Senior Stock. As to dividend rights, the Series A Preferred Stock shall rank on a parity with the Common Stock. Upon liquidation, winding up or dissolution, the Series A Preferred Stock shall be subordinated and junior to the prior payment in full of all principal, interest and premium, if any, of all outstanding indebtedness of the Corporation.

4. Dividends. No dividend or distribution shall be declared or paid on the outstanding shares of Common Stock (including, without limitation, the distribution of assets or amounts paid on account of any purchase, redemption, exchange or other retirement of any shares of Common Stock, but excluding dividends and distributions on the Common Stock that would require an adjustment in the Conversion Price pursuant to section 8 hereof) unless:

         (a) concurrently with such declaration the Board of Directors shall have declared a dividend or distribution on the Series A Preferred Stock that is payable:

                  (i) in the same form of cash or property or other value as the dividend declared on the Common Stock and

                  (ii) in an amount per share of Series A Preferred Stock equal to the product of:

                           (A) the amount of the dividend or distribution per share of Common Stock so declared on the Common Stock and

                           (B) the number of shares of Common Stock issuable on conversion of a single share of Series A Preferred Stock if such share of Series A Preferred Stock were converted immediately prior to the record date for such dividend or distribution on the Preferred Stock;

         (b) the record date and payment date for the dividend or distribution so declared on the Series A Preferred Stock in compliance with the requirements of this section 4 shall be the same as the record date and payment date for the dividend so declared on the Common Stock; and

         (c) the dividend so declared on the Preferred Stock is paid on the date and in the amount prescribed above.

         In the event a dividend on shares of Common Stock is not declared by the Board of Directors or any duly authorized committee thereof with respect to any period, the Corporation shall have no obligation at any time to pay a dividend on the shares of Series A Preferred Stock in respect of such period.

     5. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, each Holder of shares of Series A Preferred Stock shall be entitled to receive, out of assets of the Corporation available for distribution to stockholders, an amount equal to any dividends or distributions declared or required under section 4 hereof to have been declared on such Holder's shares of Series A Preferred Stock through the date of final distribution to stockholders, whether or not declared, to the extent not theretofore paid to such Holder, plus a sum equal to the Liquidation Preference, before any payment shall be made or any assets distributed to the holders of any other class or series of Capital Stock of the Corporation ranking junior to the Series A Preferred Stock with respect to distribution of assets. If the assets and funds thus distributed among the Holders of the Series A Preferred Stock shall be insufficient to permit the payment to such Holders of the full preferential amount described above, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the Holders of the Series A Preferred Stock and any Parity Stock in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders of shares of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. A consolidation or merger of the Corporation with or into any other entity, or sale, lease, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 5.

6.        Consolidation and Merger.

         (a) So long as any shares of Series A Preferred Stock remain outstanding, on or prior to the effective date of any consolidation or merger, unless the Corporation is proceeding under Section 6(c), the Corporation shall not consolidate with or merge into another Person unless:

                  (i) if the Corporation is the surviving entity, the rights and preferences of the Series A Preferred Stock are not modified as a result of such merger or consolidation and, after the effective date of such merger or consolidation. the Corporation, as the surviving entity, does not have outstanding any Capital Stock that is not Parity Stock or Junior Stock or Senior Stock authorized pursuant to Section 7(a), or

                  (ii)      if the Corporation is not the surviving entity:

                           (A) the surviving entity is a Person whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the NASDAQ National Market.

                           (B) the Corporation shall make effective provision such that, upon consummation of such transaction, the Holders of Series A Preferred Stock shall receive preferred stock of the surviving entity having substantially identical terms as the Series A Preferred Stock. and

                           (C)      the   surviving   entity   does   not   have
                                    outstanding any Capital Stock that is not Parity Stock or Junior Stock.

         (b) The provisions of Section 6(a)(i) and 6(a)(ii) may be waived with respect to a consolidation or merger by the consent to any such waiver by the Holders of a majority of the shares of Series A Preferred Stock then outstanding.

         (c) If the Corporation proposes to undertake a transaction subject to Rule 13(e)-3 of the Exchange Act, the Corporation shall give each Holder of Series A Preferred Stock written notice of its intention to undertake such transaction at least twenty
                  (20) days prior the consummation of such transaction. Such notice shall include a description of the proposed terms and conditions of the continuation of the Holder's investment in the Corporation (or the surviving entity, as the case may be) and the cash amount or value of other consideration proposed to be payable to the holders of the Common Stock in connection with such transaction so as to allow each Holder make its election required by section 6(d).

         (d) The Corporation shall, at the election of each Holder of Series A Preferred Stork either:

                  (i) make effective provision such that such holder of Series A Preferred Stock may continue its investment following the consummation of such transaction on the terms and conditions substantially similar to those contained in the Corporation's notice given pursuant section 6(c); or

                  (ii) purchase, or cause the surviving entity of such transaction to purchase, such Holder's shares of Series A Preferred Stock for a cash Purchase price equal to the product of:

                           (A) the number of shares of Common Stock then issuable on conversion of the shares of Series A Preferred Stock then held by such Holder and

                           (B) an amount equal to 105% of the cash amount or value of other consideration payable to the holder of a single share of Common Stock upon the consummation of such transaction.

         (e) Each Holder's election under Section 6(d) shall be irrevocable and shall be delivered to the Corporation ten (10) Business Days prior to the consummation of the transaction.

7.        Voting Rights of Series A Preferred Stock.

     (a) The Holders of Series A Preferred Stock shall not be entitled to vote on any matter requiring consent of the stockholders of the Corporation, whether at an annual or special meeting, except that Holders of Series A Preferred Stock shall be entitled to vote, as a class, (i) on any proposal to amend this Certificate of Designation or as expressly required by applicable law in connection with an amendment of any of the provisions of the Second Restated Certificate of Incorporation which would alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely; and (ii) for the authorization or issuance of any new Parity Stock or Senior Stock; provided, however, that any vote otherwise required by clause (ii) with respect to the issuance of any new class or series of Parity Stock shall not be required if (x) the Fair Market Value of the Common Stock immediately preceding the Notice of Issuance Date shall be $15.00 or more and (y) such new class or series of Parity Stock shall be authorized and issued within six months following the Notice of Issuance Date. Action by Holders of Series A Preferred Stock shall require the consent of the Holders of a majority of the shares of Series A Preferred Stock then outstanding.

     (b) The foregoing voting provisions shall not apply if, at or prior to the time when the action with respect to which such vote would otherwise be required to be effected, all outstanding shares of Series A Preferred Stock shall have been converted.


8.        Conversion Privilege.

         (a)       Right of Conversion.

                  (i) Each share of Series A Preferred Stock shall be convertible at the option of the Holder thereof, into a number of fully paid and nonassessable shares of Common Stock equal to the ratio of

                           (A) the Liquidation Preference of such share of Series A Preferred Stock to

                           (B) the Conversion Price in effect on the Conversion Date, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this section 8, at any time and from time to
                                     time.

                  (ii) For purposes of this Certificate of Designation, the "Conversion Price" shall initially be the lesser of:

                           (A)       $9.00 per share and

                           (B)      the  average  of the  daily  closing  prices
                                    (last  close  price,  regular  way)  of  the
                                    Common Stock on the New York Stock  Exchange
                                    for the 30-day period ending May 1, 1996, as
                                    such  Conversion  Price may be adjusted from
                                    time  to  time  in   accordance   with   the
                                    provisions of this section 8.

                  (iii) Not later than May 15, 1996, the Corporation shall provide written notice to each Holder of Series A Preferred Stock setting forth the Conversion Price as of the date of such notice.

         (b)       Conversion Procedures.

     (i) In order to exercise the conversion privilege, the Holder of any shares of Series A Preferred Stock to be converted in whole or in part shall surrender the certificate or certificates evidencing such shares to the Corporation and shall give written notice to the Corporation ("Conversion Notice") that the Holder elects to convert such shares or the portion thereof specified in said notice into shares of Common Stock. The Conversion Notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable upon such conversion shall be issued. Each certificate evidencing Series A Preferred Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such shares of Series A Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the Holder or its duly authorized attorney.

     (ii) Within ten Business Days after receipt of a Conversion Notice and surrender of the certificate or certificates evidencing the Series A Preferred Stock relating thereto, the Corporation shall issue and deliver to such Holder (or upon the written order of such Holder) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock or portion thereof in accordance with the provisions of this section 8, and a check or cash in respect of any fractional shares of Common Stock issuable upon such conversion, as provided in section 8(c) hereof. In the event that less than all the shares of Series A Preferred Stock represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the Holder of the shares of Series A Preferred Stock so surrendered, without charge to such Holder, a new certificate or certificates representing a number of shares of Series A Preferred Stock equal to the unconverted portion of the surrendered certificate.

     (iii) Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates evidencing shares of Series A Preferred Stock shall have been surrendered to the Corporation or its transfer agent and a Conversion Notice with respect to such shares shall have been received by the Corporation, as described above. Any Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon conversion shall be deemed to have become the holder of record of the shares represented thereby on the Conversion Date; provided, however, that surrender of the certificate or certificates evidencing shares of Series A Preferred Stock on any date when the stock transfer books of the Corporation shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered.

     (iv) Except as otherwise provided in this section 8, no payment or adjustment will be made for dividends or other distributions with a record date prior to the Conversion Date with respect to any shares of Common Stock issuable upon conversion of this note as provided herein.


         (c) Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of shares of Series A
                  Preferred Stock. If any fractional share of Common Stock would, but for this section 8(c), be issuable upon the conversion of any shares of Series A Preferred Stock, the Corporation shall promptly after the Conversion Date make a payment therefor in cash equal to the Fair Market Value of such fractional share of Common Stock on the first Business Day immediately preceding the Conversion Date.

         (d) Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Corporation as follows:

                  (i) if the Corporation shall at any time after March 1, 1996 (whether or not any shares of Series A Preferred Stock are then outstanding):

                           (A) declare a dividend or distribution on the Common Stock payable in shares of Common Stock not otherwise payable to a Holder of such shares as a dividend pursuant to section 4 hereof,

                           (B) subdivide or reclassify outstanding shares of Common Stock into a greater number of shares,

                           (C) combine shares of outstanding Common Stock into a smaller number of shares,

                           (D) declare a dividend or distribution on the Common Stock in shares of any series of its Capital Stock other than Common Stock, or

                           (E) issue by reclassification of any shares of its outstanding Common Stock, shares of any series of its Capital Stock or any obligation of the Corporation or other property,

                           then the conversion privilege and the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other Capital Stock or obligation of the Corporation or other property which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Series A Preferred Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this section 8(d)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event referred to above shall occur.

                  (ii) If the Corporation shall at any time after March 1, 1996 (whether or not any shares of Series A Preferred Stock are then outstanding) issue any shares of Common Stock (or any rights, warrants, options or convertible or exercisable securities entitling the holders thereof to subscribe for or purchase any shares of Common Stock or any stock appreciation rights entitling the holders thereof to any interest in an increase in value. however measured. of shares of Common Stock) for an Effective Purchase Price per Share less than the Conversion Price in effect immediately prior to the date of such issuance, then, the Conversion Price shall be adjusted to equal the ratio of:

                                    (1) the sum of :

                                        a.  the product of:

                                            (1) the number of shares of Common
                                            Stock outstanding immediately prior
                                            to such issuance and

                                            (2) the Conversion Price in effect
                                            immediately prior to such issuance
                                            and

                                         b. the Aggregate Consideration
                                            Receivable by the Corporation in
                                            connection with such issuance to

                                    (2) the sum of:

                                        a. the number of shares of Common Stock
                                        outstanding immediately prior to such
                                        issuance and


                                        b. the number of additional shares of
                                        Common Stock to be so issued (including
                                        the number of shares underlying such
                                        rights, warrants, options or convertible or exercisable securities).

                                    If the  Corporation  shall at any time after
                                    March 1, 1996  (whether or not any shares of
                                    Series   A   Preferred    Stock   are   then
                                    outstanding)  issue  any  shares  of  Common
                                    Stock (or any rights,  warrants,  options or
                                    convertible   or   exercisable    securities
                                    entitling  the holders  thereof to subscribe
                                    for or purchase  any shares of Common  Stock
                                    or any stock  appreciation  rights entitling
                                    the  holders  thereof to any  interest in an
                                    increase  in  value,  however  measured,  of
                                    shares  of  Common  Stock)  in  an  Excluded
                                    Transaction  the Conversion  Price in effect
                                    immediately   prior  to  the  date  of  such
                                    issuance shall not be adjusted as the result of such Excluded Transaction.

                                    Such adjustment  shall be made  successively
                                    whenever  any  shares,   rights,   warrants,
                                    options,    convertible    or    exercisable
                                    securities or stock appreciation  rights are
                                    issued at an  Effective  Purchase  Price per
                                    Share that is less than the Conversion Price
                                    in effect on the date of such  issuance.  To
                                    the extent that any such  rights,  warrants,
                                    options,    convertible    or    exercisable
                                    securities  or  stock  appreciation   rights
                                    expire  without  having  been  converted  or
                                    exercised,  the  Conversion  Price  then  in
                                    effect shall be readjusted to the Conversion
                                    Price  which then would be in effect if such
                                    rights,  options,  warrants,  convertible or
                                    exercisable securities or stock appreciation
                                    rights  had  not  been   issued,   but  such
                                    readjustment shall not affect the number of shares of Common Stock or other shares of Capital Stock delivered upon any conversion prior to the date such readjustment is made.

     (iii) If the Corporation shall at any time after March 1, 1996 (whether or not any shares of Series A Preferred Stock are then outstanding) distribute to all holders of its Common Stock any of its assets or debt securities, or rights, options, warrants or convertible or exercisable securities of the Corporation (including securities issued for cash, but excluding distributions of Capital Stock referred to in section 8(d)(i) hereof), then in each such case, the Conversion Price shall be adjusted to equal the Conversion Price in effect immediately prior to such distribution less an amount equal to the then fair market value (as reasonably determined by the Board of Directors, in good faith and as described in a resolution of the Board of Directors) of the portion of the assets or debt securities of the Corporation so distributed or of such rights, options, warrants or convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Such adjustment shall be made successively whenever any event listed above shall occur. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to holders of Common Stock of such rights, options, warrants, convertible securities, assets or debt securities if the plan or arrangement under which such rights, options, warrants, convertible securities, assets or debt securities are issued provides for their issuance to Holders of shares of Series A Preferred Stock in the same pro rata amounts upon conversion thereof

     (iv) In any case in which this section 8(d) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event:


                           (A) issuing to the Holder of any shares of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment, and

                           (B) paying to such Holder any amount in cash in lieu of any fractional share of Common Stock pursuant to section 8(c).

                  (v) For purposes of any computations of Aggregate Consideration Receivable or other consideration pursuant to this section 8(d), the following shall apply:

                           (A) in the case of the issuance of shares of Capital Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith; and

                           (B) in the case of the issuance of shares of Capital Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors or such committee.

                  (vi) If after an adjustment a Holder of shares of Series A Preferred Stock may, upon conversion of such security, receive shares of two or more classes of Capital Stock of the Corporation, the Corporation shall determine on a fair basis the allocation of the adjusted Conversion Price between the classes of Capital Stock. After such allocation, the conversion privilege and the Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this section 8.

                  (vii)    In no event  shall  an  adjustment  pursuant  to this
                           section 8(d) reduce the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock.

                  (viii) No adjustment in the Conversion Price for the Series A Preferred Stock shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

         (e) Effect of Reclassification, Consolidation, Merger or Sale. Unless the Series A Preferred Stock shall have been converted on or prior to the effective date of any of the events referred to in clauses (i), (ii) and (iii) of this section 8(e), if there shall occur:

                  (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

                  (ii) any consolidation or merger of the Corporation with another Person shall be effected as a result of which holders of Common Stock issuable upon conversion of shares of Series A Preferred Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or

                  (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other Person,

                  each share of Series A Preferred Stock then outstanding shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. In any such case, appropriate adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 8.

                  If this section  8(e)  applies with respect to a  transaction, section 8(d) hereof shall not apply with respect to that transaction. The above provisions of this section 8(e) shall similarly apply to successive reclassifications, consolidations, mergers and sales.

         (f) Taxes on Shares Issued. The issuance of stock certificates upon conversion of shares of Series A Preferred Stock shall be made without charge to the converting Holder for any tax in respect of the issuance thereof.

         (g) Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements. The Corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient shares of Common Stock to provide for the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Corporation covenants that all shares of Common Stock which may be issued upon conversion of shares of Series A Preferred Stock will upon issuance be fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

         (h)       Notice to Holders Prior to Certain Actions.

                  (i)       If:

                           (A) the Corporation shall take any action that would require an adjustment in the Conversion Price pursuant to section 8(d)(i), (ii) or (iii) hereof;

                           (B) any event described in section 8(e) hereof shall occur;

                           (C) the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation shall occur; or

                           (D) the Corporation intends to issue a new class or series of Parity Stock without the vote of the Holders of Series A Preferred Stock as provided in the proviso of section 7(a)(ii) hereof;

                           the Corporation shall cause notice of such proposed action or event to be mailed to each Holder of record of Series A Preferred Stock at its address appearing on the stock transfer books of the Corporation, as promptly as possible but in any event no later than the later of (x) the date 15 days prior to the record date for such proposed action or the effective date of such event or (y) the date on which the Corporation first publicly announces such proposed action or event.

                  1.        In any event, such notice shall specify:

                           a) the date on which a record is to be taken for the purpose of such action, or, if a record is not to be taken, the date as of which the holders of record of Common Stock are to be determined, or

                           b) the date on which such proposed event is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event.

II.       Transfers; Replacement of Certificates.

     A. Transfers. Subject to any restrictions on transfer under applicable securities or other laws and those set forth in Article Fourth of the Second Restated Certificate of Incorporation, shares of Series A Preferred Stock may be transferred on the books of the Corporation by the surrender to the Corporation of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.


     B. Replacement of Certificates. If a mutilated certificate representing shares of Series A Preferred Stock is surrendered to the Corporation, or if a holder of such certificate claims such certificate has been lost, destroyed or willfully taken and provides an indemnity bond or agreement or other security sufficient, in the reasonable judgment of the Corporation, to protect the Corporation and any of its officers, directors, employees or representatives from any loss which any of them may suffer if such certificate is replaced (an "Indemnity"), then the Corporation shall issue a replacement certificate of like tenor and dated the date to which interest has been paid on the mutilated, lost, destroyed or taken certificate.


III. Sinking Fund. Series A Preferred Stock will not be subject to any sinking fund or monetary redemption except as provided in
         Article 4(B)(6) of the Second Restated Certificate of Incorporation.

IV. Reacquired Shares. Any shares of Series A Preferred Stock which are converted, purchased, redeemed or otherwise acquired by the Corporation, shall be retired and canceled by the Corporation promptly thereafter. No such shares shall upon their cancellation be reissued.

V. Article Fourth of Second Restated Certificate of Incorporation. Anything contained in this Certificate of Designation to the contrary notwithstanding, the rights of each Holder of Series A Preferred Stock shall be subject to the terms and conditions of Article Fourth of the Second Restated Certificate of Incorporation, as the same may be amended or restated from to time, including, without limitation, the provisions of such Article Fourth with respect to the (i) "Restrictions of Transfer to Preserve Tax Benefit; Exchange for Excess Stock" contained in Article Fourth A(4), (ii) requirement for legends to be affixed to each certificate for Common Stock contained in Article Fourth (A)(5) and (iii) preferences, qualifications, limitations, restrictions and rights of Excess Stock contained in Article Fourth
         (B).

VI. All notices permitted or required to be given to or by a Holder of Series A Preferred Stock shall be deemed to have been duly given if delivered personally, or by telecopy (if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, charges prepaid), or if sent by certified or registered mail or nationally recognized overnight delivery service, postage prepaid, to, in the case of such Holder, at its last address shown on the books of the Corporation, and to the Corporation at 230 North Equity Drive, Smithfield, North Carolina 27577, or such other address as provided by the Corporation in accordance with this provision.

         IN WITNESS WHEREOF, FAC Realty, Inc., has caused this Certificate of Designation to be duly signed by C. Cammack Morton, its President, and attested by Robin W. Malphrus, its Assistant Secretary, this 1st day of July, 1996.


                           FAC REALTY, INC.


                           By:________________________
                              C. Cammack Morton
                              President


ATTEST:


By:_____________________
   Assistant Secretary